SUPPLEMENT DATED AUGUST 11, 2000

                   TO THE PROSPECTUSES DATED JANUARY 28, 2000
                                       OF

                            THE ROCKLAND GROWTH FUND
                      A SERIES OF THE ROCKLAND FUNDS TRUST
                                  P.O. BOX 701
                              MILWAUKEE, WISCONSIN
                                   53201-0701

                                  ------------

         On August 11, 2000, the Board of Trustees of The Rockland Funds Trust ("Trust") voted unanimously to combine the Institutional and Retail classes of The Rockland Growth Fund ("Fund") effective as of October 1, 2000. Commencing October 1, 2000, the Fund will offer only a single class. The combination will have no material effect on the shareholders who had owned the Institutional class and will result in lower overall expenses to the shareholders who had owned the Retail class.

         At the same time, the Board of the Trust voted to terminate the Distribution Plan applicable to the Retail class and eliminate any sales commission effective October 1, 2000.

         Finally, the Board authorized a change to the Fund's name to The Rockland Small Cap Growth Fund to become effective on October 1, 2000.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



Firstar Mutual Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, Wisconsin  53201-0701